                                                                    EXHIBIT 25.6

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [ ]
                           ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)

                           ---------------------------

                        OCCIDENTAL PETROLEUM CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                                     95-4035997
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

10889 Wilshire Boulevard
Los Angeles, California                                      90024
(Address of principal executive offices)                     (Zip code)

                           ---------------------------

           Guarantee of Preferred Securities of OXY CAPITAL TRUST III
                       (Title of the indenture securities)

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1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


                            Name                                                                  Address
                            ----                                                                  -------

         Superintendent of Banks of the State of New York                   2 Rector Street, New York, N.Y.  10006, and
                                                                            Albany, N.Y. 12203

         Federal Reserve Bank of New York                                   33 Liberty Plaza, New York, N.Y.  10045

         Federal Deposit Insurance Corporation                              Washington, D.C.  20429

         New York Clearing House Association                                New York, New York   10005

     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 25th day of May, 1999.


                                       THE BANK OF NEW YORK


                                        By:      /s/ MARY LAGUMINA
                                        ----------------------------------------
                                        Name:    MARY LAGUMINA
                                        Title:   ASSISTANT VICE PRESIDENT

                                                                       EXHIBIT 7


                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286

     And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business March 31, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                Dollar Amounts
                                                                                 In Thousands
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin .................         $  4,508,742
   Interest-bearing balances ..........................................            4,425,071
Securities:
   Held-to-maturity securities ........................................              836,304
   Available-for-sale securities ......................................            4,047,851
Federal funds sold and Securities purchased under agreements to
   resell .............................................................            1,743,269
Loans and lease financing receivables:
   Loans and leases, net of unearned
      income ..........................................................           39,349,679
   LESS: Allowance for loan and
      lease losses ....................................................              603,025
   LESS: Allocated transfer risk
      reserve .........................................................               15,906
   Loans and leases, net of unearned income, allowance, and
      reserve .........................................................           38,730,748
Trading Assets ........................................................            1,571,372
Premises and fixed assets (including capitalized leases) ..............              685,674
Other real estate owned ...............................................               10,331
Investments in unconsolidated subsidiaries and associated
   companies ..........................................................              182,449
Customers' liability to this bank on acceptances outstanding ..........            1,184,822
Intangible assets .....................................................            1,129,636
Other assets ..........................................................            2,632,309
                                                                                ------------
Total assets ..........................................................         $ 61,688,578
                                                                                ============
LIABILITIES
Deposits:
   In domestic offices ................................................         $ 25,731,036
   Noninterest-bearing ................................................           10,252,589
   Interest-bearing ...................................................           15,478,447
   In foreign offices, Edge and Agreement subsidiaries, and IBFs ......           18,756,302
   Noninterest-bearing ................................................              111,386
   Interest-bearing ...................................................           18,644,916
Federal funds purchased and Securities sold under agreements to
   repurchase .........................................................            3,276,362
Demand notes issued to the U.S. Treasury ..............................              230,671
Trading liabilities ...................................................            1,554,493
Other borrowed money:
   With remaining maturity of one year or less ........................            1,154,502
   With remaining maturity of more than one year through three
      years ...........................................................                  465
   With remaining maturity of more than three years ...................               31,080
Bank's liability on acceptances executed and outstanding ..............            1,185,364
Subordinated notes and debentures .....................................            1,308,000
Other liabilities .....................................................            2,743,590
                                                                                ------------
Total liabilities .....................................................           55,971,865
                                                                                ------------
EQUITY CAPITAL
Common stock ..........................................................            1,135,284
Surplus ...............................................................              764,443
Undivided profits and capital reserves ................................            3,807,697
Net unrealized holding gains (losses) on available-for-sale
   securities .........................................................               44,106
Cumulative foreign currency translation adjustments ...................              (34,817)
                                                                                ------------
Total equity capital ..................................................            5,716,713
                                                                                ------------
Total liabilities and equity capital ..................................         $ 61,688,578
                                                                                ============


     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                             Thomas J. Mastro

           We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Reyni                           )
Alan R. Griffith                          ) Directors
Gerald L. Hassell                         )